SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  November 2, 1999
                                                          ----------------

                             CRITICARE SYSTEMS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Delaware
                           --------------------------
                 (State or other jurisdiction or incorporation)

     000-16061                                         39-1501563
     ---------                                         ----------
    (Commission  File                           (I.R.S.  Employer  I.D.
         Number)                                   Number)


     20925  Crossroads  Circle
         Waukesha,  Wisconsin                            53186
     ------------------------                         -----------
     (Address  of  Principal  Executive               (Zip  Code)
              Offices)

                         414-798-8282
                         ------------
          (Registrant's  telephone  number;  including  area  code)

Item  4.  Changes  in  Registrant's  Certifying  Accountant.
-----------------------------------------------------------

     (a) Deloitte & Touche LLP (the "Former Accountants") resigned as independent accountants for Criticare Systems, Inc. (the "Company") on October 5, 1999. Information concerning the Former Accountants' resignation was disclosed in a Form 8-K filed on October 13, 1999, as amended on October 25, 1999.

     (b) Effective November 2, 1999, the Company engaged BDO Seidman, LLP as its independent accountants to report on the Company's financial statements.



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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Criticare Systems, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CRITICARE  SYSEMS,  INC.
Date:  November  5,  1999
                              BY     /s/  Joseph  M.  Siekierski
                                     ---------------------------
                                   Joseph M. Siekierski, Vice President- Finance



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